UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2022

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35518		20-2590184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

9715 Key West Ave	Rockville	MD	20850
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable
(Former name or former address, if changed since last report.)

  Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SUPN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 10, 2021, Supernus Pharmaceuticals, Inc. (the "Company") entered into an Agreement and Plan of Merger, (the “Merger Agreement”), with Adamas Pharmaceuticals, Inc., a Delaware corporation (“Adamas”), and Supernus Reef, Inc., a Delaware corporation, and a wholly owned subsidiary of the Company (“Purchaser”).

Pursuant to the Merger Agreement, on October 25, 2021, Purchaser commenced a tender offer to purchase all of the outstanding shares of common stock of Adamas, par value $0.001 per share (the “Shares”), at a price of (i) $8.10 per Share, in cash, less any applicable withholding taxes and without interest (the “Cash Amount”), plus (ii) two non-transferable and non-tradable contingent value rights per Share (each, a “CVR”), each of which represents the contractual right to receive a contingent payment of $0.50 in cash, less any applicable withholding taxes and without interest, which amount will become payable, if at all, if specified milestones are achieved prior to December 31, 2024 and December 31, 2025, as applicable (collectively, the Cash Amount with the CVRs, the “Offer Price”), upon the terms and subject to the conditions set forth in the offer to purchase, dated October 25, 2021 (together with any amendments, supplements or modifications thereto, the “Offer to Purchase”), and in the related letter of transmittal (the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”).

As a result of the satisfaction of the Minimum Condition (as defined in the Merger Agreement) and each of the other conditions to the Offer, on November 24, 2021, Purchaser accepted for payment all Shares that were validly tendered (and not properly withdrawn) pursuant to the Offer, and agreed to pay for all such validly tendered Shares as promptly as practical.

Following the consummation of the Offer, the remaining conditions to the Merger (as defined below) set forth in the Merger Agreement were satisfied, and on November 24, 2021, Purchaser was merged with and into Adamas without a vote of the stockholders of Adamas (the “Merger”) in accordance with Section 251(h) of the DGCL, with Adamas surviving the Merger as a wholly owned subsidiary of the Company.

At the effective time of the Merger (the “Effective Time”), each then issued and outstanding Share not previously purchased in the Offer (other than any Excluded Shares and Dissenting Shares (each as defined in the Merger Agreement)) was converted into the right to receive the Offer Price in cash, less any applicable withholding taxes and without interest.

Pursuant to the Merger Agreement, at the Effective Time, each option to purchase Shares granted by Adamas pursuant to an Adamas equity plan that was outstanding immediately prior to the Effective Time (each, an “Adamas Option”) (whether vested or unvested) that had a per Share exercise price that was less than the Cash Amount was cancelled and converted into the right to receive (A) an amount in cash equal to the product of (a) the total number of Shares subject to such fully vested Adamas Option immediately prior to the Effective Time, multiplied by (b) the excess, if any, of (x) the Cash Amount minus (y) the exercise price payable per Share under such Adamas Option immediately prior to the Effective Time, such amount to be paid, minus any applicable withholding taxes, in accordance with the Merger Agreement; and (B) two CVRs for each Share subject to such Adamas Option immediately prior to the Effective Time, such amount to be paid minus any applicable withholding taxes, in accordance with the Merger Agreement. Each Adamas Option (whether vested or unvested) that had a per Share exercise price that was equal to or more than the Cash Amount at the Effective Time was cancelled without any consideration payable therefor.

In addition, immediately prior to the time Purchaser accepted for payment all Shares validly tendered (and not properly withdrawn) pursuant to the Offer (the “Offer Acceptance Time”), each Adamas restricted Share that was outstanding immediately prior to the Offer Acceptance Time became fully vested and became entitled to receive the Offer Price in accordance with the terms of the Merger Agreement.

On November 24, 2021, the Company filed a Current Report on Form 8-K (the “Original 8-K”) reporting the consummation of the Offer and Merger on November 24, 2021.

This Amendment No. 1 on Form 8-K/A amends the Original 8-K to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K within 71 calendar days after the date on which the Original 8-K was required to be filed. No other changes have been made to the Original 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Original 8-K.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, in accordance with Article 11 of Regulation S-X. It does not purport to represent the actual results of operations that the Company and Adamas would have achieved had the Company held the assets of Adamas during the periods presented in the pro forma financial information. Moreover, it does not represent or purport to represent the future results of operations that the Company may achieve after the acquisition.

Item 9.01                                          Financial Statements and Exhibits.
     (a)                                Financial Statements of Business Acquired
The audited annual financial statements of Adamas Pharmaceuticals, Inc. as of and for the years ended December 31, 2020 and 2019 are filed as Exhibit 99.2 to this amendment, and incorporated herein by reference.

The unaudited financial statements of Adamas Pharmaceuticals, Inc. for the three and nine months ended September 30, 2021 and 2020 are filed as Exhibit 99.3 to this amendment, and incorporated herein by reference.
(b)                                Pro Forma Condensed Combined Financial Information
The unaudited pro forma condensed combined balance sheet as of September 30, 2021, unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2021 and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 filed as Exhibit 99.3 to this amendment and incorporated herein by reference.
(d)                                Exhibits
Exhibit 23.1 - Consent of PricewaterhouseCoopers LLP dated February 10, 2022.
Exhibit 99.2 - Audited Annual Financial Statements of Adamas Pharmaceuticals, Inc. as of and for the fiscal years ended December 31, 2020 and 2019 (incorporated by reference from Item 8, pages 57 through 91, of the Adamas Pharmaceuticals, Inc. Annual Report on Form 10-K filed by Adamas Pharmaceuticals, Inc. on February 23, 2021).

Exhibit 99.3 - Unaudited Annual Financial Statements of Adamas Pharmaceuticals, Inc. for the three and nine months ended September 30, 2021 and 2020 (incorporated by reference from Item 1, pages 3 through 21, of the Adamas Pharmaceuticals, Inc. Quarterly Report on Form 10-Q filed by Adamas Pharmaceuticals, Inc. on November 10, 2021).

Exhibit 99.4 — Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2021, Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2021 and Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2020.
Exhibit 104 — The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: February 10, 2022	By:	/s/ Timothy C. Dec
Timothy C. Dec
Senior Vice-President and Chief Financial Officer

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